UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 27, 2018

Invitation Homes Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001- 38004	90-0939055
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1717 Main Street, Suite 2000, Dallas, Texas 75201

(Address of Principal Executive Offices) (Zip Code)

(972) 421-3600

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective August 27, 2018, Frederick C. Tuomi, President and Chief Executive Officer of Invitation Homes Inc. (the “Company”) will be taking a temporary leave of absence to care for a family member’s medical issue and will relinquish his duties as an officer and director of the Company until further notice. There were no disagreements between Mr. Tuomi and the Company on any matter relating to the Company’s operations, policies and practices that resulted in his decision.

In connection with Mr. Tuomi’s leave of absence, effective August 27, 2018, the Board of Directors of the Company appointed Mr. Dallas B. Tanner, the Company’s Executive Vice President and Chief Investment Officer, to serve as Interim President (principal executive officer). Mr. Tanner will also continue to serve as the Company’s Executive Vice President and Chief Investment Officer during this interim period.

Mr. Tanner, 38, has served as the Company’s Executive Vice President and Chief Investment Officer since April 2012. Mr. Tanner was a founding member of the Company’s business and has served as Executive Vice President and Chief Investment Officer of the Company, and from April 2012 until the Company’s initial public offering in February 2017, served on the Boards of the Company predecessor entities. He has over 17 years of real estate experience through the establishment of numerous real estate platforms prior to the Company.

The appointment of Mr. Tanner was not pursuant to any arrangement or understanding between him and any other person. There is no family relationship between Mr. Tanner and any director or executive officer of the Company. The compensation arrangements for Mr. Tanner, as disclosed in the Company’s annual proxy statement filed with the Securities and Exchange Commission on April 26, 2018, remain in effect as of this time, although changes may occur in the future.

Attached as Exhibit 99.1 to this Current Report on Form 8-K is a copy of the Company’s press release with respect to the foregoing.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Invitation Homes Inc. dated August 27, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVITATION HOMES INC.

By:	/s/ Mark A. Solls
Name:	Mark A. Solls
Title:	Executive Vice President, Secretary and Chief Legal Officer

Date: August 27, 2018